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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
February 20, 2002

REGMA BIO TECHNOLOGIES INC.
formerly, LCM EQUITY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30995	N/A
(Commission File No.)	(IRS Employer ID)

217 Plaza
535 Kings Road
London, England SW10 0SZ
(Address of principal executive offices and Zip Code)

44 20 7351 0005
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 1, 2002, the Registrant changed its name from LCM Equity Inc. to Regma Bio Technologies Limited.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description

3.4	Amendment to the Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of February, 2002.

L.C.M. EQUITY, INC.

BY:	/s/ David Rooke Dr. David Rooke, President and Chief Executive Officer

BY:	/s/ Graham Hughes Graham Hughes, Chief Financial Officer